UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 13, 2001
(Date of earliest event reported)

Inland Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)

Maryland	000-30413.	36-4246655
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
Former name or former address, if changed since last report)

We filed a Form 8-K dated December 13, 2001 on January 3, 2002 with regard to the acquisition of Venture Pointe, Douglasville Pavilion, Southlake Pavilion, Fayetteville Pavilion, Abernathy Square, Eckerd Drug Store - Spartanburg, Citrus Hills, and Steeplechase without the requisite financial information. Accordingly we are filing this Form 8-K/A to include that financial information.

Item 7. Financial Statements and Exhibits
Anderson Central:

Independent Auditors' Report	F-49

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2000	F-50

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2000	F-51

Abernathy Square:

Independent Auditors' Report	F-53

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2000	F-54

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2000	F-55

The Thomas Properties:

Independent Auditors' Report	F-57

Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2000	F-58

Notes to the Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2000	F-59

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inland Retail Real Estate Trust, Inc.
(Registrant)

By:/s/ BARRY L. LAZARUS
Name:	Barry L. Lazarus
Title:	President, Chief Operating Officer,
Treasurer and Chief Financial Officer
Date:	February 1, 2002

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Consolidated Balance Sheets

September 30, 2001 and December 31, 2000
(unaudited)

Assets
	September 30,	December 31,
	2001	2000
Investment properties:
Land	$78,772,517	$46,628,264
Land held for development	959,257	957,802
Construction in progress	1,540,543	--
Building and site improvements	247,636,831	144,289,027
	328,909,148	191,875,093
Less accumulated depreciation	(11,501,098)	(5,811,071)
Net investment properties	317,408,050	186,064,022

Mortgage receivable	1,100,000	1,100,000
Investment in joint ventures	2,860,000	--
Cash and cash equivalents	59,039,188	24,664,511
Restricted cash	912,676	864,271
Investment in securities	5,155,687	1,537,467
Accounts and rents receivable, (net of allowance of $505,795 and $273,581 as of September 30, 2001 and December 31, 2000, respectively)	3,448,753	2,747,257
Real estate tax and insurance escrow deposits	751,748	134,167
Loan fees (net of accumulated amortization of $315,475 and $177,194 as of September 30, 2001 and December 31, 2000, respectively)	1,590,098	518,930
Leasing fees (net of accumulated amortization of $35,301 and $17,246 as of September 30, 2001 and December 31, 2000, respectively)	113,396	61,394
Deferred acquisition costs	305,125	330,876
Other assets	197,889	165,018
Total assets	$392,882,610	$218,187,913
	==========	==========

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Consolidated Balance Sheets
(continued)

September 30, 2001 and December 31, 2000
(unaudited)

Liabilities and Stockholders' Equity
	September 30,	December 31,
	2001	2000
Liabilities:
Accounts payable	$597,626	$80,230
Accrued offering costs due to affiliates	467,135	227,589
Accrued offering costs due to non-affiliates	91,901	54,548
Accrued interest payable to non-affiliates	616,834	629,208
Accrued real estate taxes payable	2,168,604	--
Distributions payable	1,734,021	848,217
Security deposits	474,652	313,925
Mortgages payable	158,038,939	108,399,911
Unearned income	475,413	359,618
Other liabilities	3,477,359	1,323,098
Due to affiliates	227,201	169,933

Total liabilities	168,369,685	112,406,277

Minority interest in partnership	2,000	2,000

Stockholders' Equity:
Preferred Stock, $.01 par value, 10,000,000 shares authorized, none outstanding	--	--
Common Stock, $.01 par value, shares 100,000,000 authorized, 27,005,874 and 12,895,770 issued and outstanding at September 30, 2001 and December 31, 2000, respectively	270,059	128,957
Additional paid-in capital (net of costs of offerings of $30,098,086 and $16,521,606 at September 30, 2001 and December 31, 2000, respectively, of which $23,014,601 and $11,694,232 was paid or accrued to affiliates, respectively)	237,184,106	111,504,380
Accumulated distributions in excess of net income	(11,722,462)	(5,783,805)
Accumulated other comprehensive loss	(1,220,778)	(69,896)

Total stockholders' equity	224,510,925	105,779,636

Commitments and contingencies

Total liabilities and stockholders' equity	$392,882,610	$218,187,913
	=============	==========

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Consolidated Statements of Income and Comprehensive Income

For the Three and Nine Months Ended September 30, 2001 and 2000
(unaudited)
	Three months	Three months	Nine months	Nine months
	ended	ended	Ended	ended
	September 30, 2001	September 30, 2000	September 30, 2001	September 30, 2000
Income:
Rental income	$7,269,937	$4,652,567	$18,891,639	$11,911,261
Additional rental income	1,522,821	1,163,080	4,234,209	3,144,168
Interest and dividend income	642,810	210,165	1,506,613	557,988
Other income	19,002	180,608	40,489	119,701
Gain (loss) on sale of investment securities	(57,022)	-	130,535	-

	9,397,548	6,206,420	24,803,485	15,733,118
Expenses:
Professional services to non- affiliates	65,447	16,785	261,207	149,540
General and administrative expenses to Affiliates	147,490	74,485	347,481	183,503
General and administrative expenses to non-affiliates	32,759	56,296	128,309	129,716
Advisor asset management fee	-	30,000	-	90,000
Property operating expenses to Affiliates	395,289	266,314	1,086,855	670,916
Property operating expenses to non-affiliates	1,840,747	1,177,749	4,846,385	3,582,982
Mortgage interest to non- affiliates	2,589,252	2,335,420	6,937,005	5,991,581
Acquisition costs expense to affiliates	--	--	22,989	--
Acquisition costs expense to non-affiliates	40,231	75,441	93,219	110,033
Depreciation	2,159,265	1,300,453	5,690,027	3,320,421
Amortization	81,340	60,952	213,794	131,300

	7,351,820	5,393,895	19,627,271	14,359,992

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Consolidated Statements of Income and Comprehensive Income

For the Three and Nine Months Ended September 30, 2001 and 2000
(unaudited)
	Three months	Three months	Nine months	Nine months
	ended	ended	ended	ended
	September 30, 2001	September 30, 2000	September 30, 2001	September 30, 2000

Net income before comprehensive income	2,045,728	812,525	5,176,214	1,373,126

Unrealized holding gain (loss) on investment securities	(843,766)	212	(1,150,882)	212

Comprehensive income	$1,201,962	$812,737	$4,025,332	$1,373,338
	===========	===========	===========	===========

Net income before comprehensive income per common share, basic and diluted	$.09	$.09	$.28	$.18

Weighted average number of common shares outstanding, basic and diluted	23,409,807	9,168,728	18,514,051	7,595,911

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Consolidated Statement of Stockholders' Equity

For the Nine Months Ended September 30, 2001
(unaudited)
	Number of Shares	Common Stock	Additional Paid-in Capital	Accumulated Distributions in excess of net Income	Accumulated Other Comprehensive Loss	Total
Balance at December 31, 2000	12,895,770	$ 128,957	$ 111,504,380	$ (5,783,805)	$ (69,896)	$ 105,779,636

Net income	--	--	--	5,176,214		5,176,214
Comprehensive income	--	--	--	--	(1,150,882)	(1,150,882)
Distributions declared ($.60 per weighted average number of common shares outstanding)	--	--	--	(11,114,871)	--	(11,114,871)
Proceeds from offering Including DRP (net of current period offering costs of $13,576,480)	14,160,631	141,607	126,141,938	--	--	126,283,545
Treasury Stock	(50,527)	(505)	(462,212)	--	--	(462,717)

Balance at September 30, 2001	27,005,874	$ 270,059	$ 237,184,106	$ (11,722,462)	$ (1,220,778)	$ 224,510,925
	==========	=========	===========	===========	=============	===========

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Consolidated Statements of Cash Flows

For the Nine Months Ended September 30, 2001 and 2000
(unaudited)

	2001	2000
Cash flows from operating activities:
Net income	$5,176,214	$1,373,338
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	5,690,027	3,320,421
Amortization	213,794	119,701
Interest escrow	--	53,085
Gain on sale of investment securities	(130,535)	--
Rental income under master lease agreements	467,446	340,406
Straight-line rental income	(489,564)	(340,799)
Changes in assets and liabilities:
Accounts and rents receivable	(211,932)	(388,659)
Other assets	(32,871)	(140,267)
Real estate tax and insurance escrows	(617,581)	(224,769)
Accrued interest payable	(12,374)	171,565
Deferred acquisition costs	25,751	(211,011)
Real estate tax payable	2,168,604	1,379,417
Accounts payable	517,396	112,702
Unearned income	115,795	115,893
Other liabilities	(12,050)	(292,674)
Security deposits	160,727	81,213
Due to affiliates	57,268	1,043,289
Net cash provided by operating activities	13,086,115	6,512,851

Cash flows from investing activities:
(Decrease) increase in restricted cash	(48,405)	341,084
Purchase of investments in securities, net of margin account of $2,166,311	(4,278,574)	(504,901)
Proceeds from the sale of investment securities	1,806,318	--
Purchase of joint venture	(2,860,000)	--
Purchase of investment properties	(135,464,242)	(60,989,852)
Additions to investment properties	(2,037,259)	(107,759)
Condemnation proceeds	--	5,000
Leasing fees	(70,435)	(24,070)
Net cash used in investing activities	(142,952,596)	(61,280,498)

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Consolidated Statements of Cash Flows
(continued)

For the Nine Months Ended September 30, 2001 and 2000
(unaudited)

	2001	2000

Cash flows from financing activities:
Proceeds from offering	139,860,025	49,683,499
Repurchase of shares	(462,717)	(357,683)
Payment of offering costs	(13,299,581)	(6,795,332)
Proceeds from debt financing	56,550,000	35,657,500
Principal payments of debt	(6,910,972)	(22,396,270)
Loan fees	(1,266,529)	(497,258)
Distributions paid	(10,229,067)	(4,030,862)
Net cash provided by financing activities	164,241,159	51,263,594

Net increase (decrease) in cash and cash equivalents	34,374,677	(3,504,053))

Cash and cash equivalents at January 1	24,664,511	14,869,164

Cash and cash equivalents at September 30	$59,039,188	$11,365,111
	==============	============

Supplemental schedule of noncash investing and financing activities:

Purchase of investment properties	$--	$(63,789,852)
Assumption of mortgage debt	--	--

Acquisition note payable	--	2,800,000
	$--	$(60,989,852)
	=============	============

Distributions payable	$1,734,021	$626,099
	=============	============

Cash paid for interest	$6,949,379	$5,714,190
	=============	============

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements

September 30, 2001
(unaudited)

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. Readers of this Quarterly Report should refer to the audited financial statements of Inland Retail Real Estate Trust, Inc. (the "Company") for the fiscal year ended December 31, 2000, which are included in the Company's 2000 Annual Report, as certain footnote disclosures contained in such audited financial statements have been omitted from this Report.

(1) Organization and Basis of Accounting

Inland Retail Real Estate Trust, Inc. (the "Company") was formed on September 3, 1998 to acquire and manage a diversified portfolio of real estate, primarily multi-tenant shopping centers. The Company has initially focused on acquiring properties in the southeastern states, primarily Florida, Georgia, North Carolina and South Carolina. The Company may also acquire single-user retail properties in locations throughout the United States, certain of which may be sale and leaseback transactions, net leased to creditworthy tenants. Inland Retail Real Estate Advisory Services, Inc. (the "Advisor"), an affiliate of the Company, is the advisor to the Company. On February 11, 1999, the Company commenced an initial public offering (the "Initial Offering"), on a best efforts basis of 50,000,000 shares of common stock ("Shares") at $10 per Share and 4,000,000 Shares at $9.50 per Share which may be distributed pursuant to the Company's Distribution Reinvestment Program ("DRP"). The Company terminated its Initial Offering on January 31, 2001. As of January 31, 2001, the Company had received subscriptions for a total of 13,707,349 Shares. The Company began an additional offering on February 1, 2001 (the "Subsequent Offering"). As of September 30, 2001, the Company has received subscriptions for a total of 12,821,435 Shares in the Subsequent Offering. In addition, the Company has issued 586,402 Shares pursuant to the Company's DRP. The Initial offering and the subsequent offering are collectively referred to as the "offerings". As of September 30, 2001, the Company has repurchased a total of 109,312 Shares through the Company's Share Repurchase Program for $994,719.

The Company is qualified and has elected to be taxed as a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. Since the Company qualifies for taxation as a REIT, the Company generally will not be subject to Federal income tax to the extent it distributes at least 90% of its REIT taxable income to its stockholders. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to Federal income tax on its taxable income at regular corporate tax rates. Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income and property and federal income and excise taxes on its undistributed income.

The preparation of consolidated financial statements in conformity GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(Continued)

September 30, 2001
(unaudited)

Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Life Assets to be Disposed of" requires the Company to record an impairment loss on its property held for investment whenever its carrying value cannot be fully recovered through estimated undiscounted future cash flows from operations and sale of the property. The amount of the impairment loss to be recognized would be the difference between the property's carrying value and the property's estimated fair value. As of September 30, 2001, the Company does not believe any such impairment of its properties exists.

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents and are carried at cost, which approximates market.

Depreciation expense is computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 30 years for buildings and 15 years for the site improvements. Tenant improvements are amortized on a straight-line basis over the life of the related leases.

Leasing fees are amortized on a straight-line basis over the life of the related lease.

Loan fees are amortized on a straight-line basis over the life of the related loans.

Offering costs are offset against the stockholders' equity accounts and consist principally of printing, selling and registration costs.

Rental income is recognized on a straight-line basis over the term of each lease. The difference between rental income earned on a straight-line basis and the cash rent due under the provisions of the lease agreements is recorded as deferred rent receivable and is included as a component of accounts and rents receivable in the accompanying Consolidated Balance Sheets.

The Company believes that the interest rates associated with the mortgages payable approximate the market interest rates for these types of debt instruments, and as such, the carrying amount of the mortgages payable approximate their fair value.

The carrying amount of mortgage receivable, cash and cash equivalents, restricted cash, accounts and rents receivable, investments in securities, real estate tax and insurance escrows, deposits, other assets, accounts payable and other liabilities, accrued offering costs to affiliates and non-affiliates, accrued interest payable to non-affiliates, accrued real estate taxes payable, distributions payable, other liabilities and due to affiliates approximate fair value because of the relatively short maturity of these instruments.

On December 2, 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements" (SAB 101). The staff determined that a lessor should defer recognition of contingent rental income such as percentage/excess rent until the specified breakpoint that triggers the contingent rental income is achieved. The Company records percentage rental revenue in accordance with the SAB 101.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(Continued)

September 30, 2001
(unaudited)

The Company classifies its investment in securities in one of three categories: trading, available-for-sale, or held-to-maturity. Trading securities are bought and held principally for the purpose of selling them in the near term. Held-to-maturity securities are those securities in which the Company has the ability and intent to hold the security until maturity. All securities not included in trading or held-to-maturity are classified as available-for-sale. Investments in securities at September 30, 200l and December 31, 2000 consist principally of equity investments in various real estate investment trusts and energy related trusts, and are classified as available-for-sale securities and are recorded at fair value. Unrealized holding gains and losses on available-for-sale securities are excluded from earnings and reported as a separate component of comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific identification basis. A decline in the market value of any available-for-sale security below cost that is deemed to be other than temporary results in a reduction in the carrying amount to fair value. The impairment is charged to earnings and a new cost basis for the security is established. Dividend income is recognized when earned. Additionally, the Company has purchased its securities through a margin account. As of September 30, 2001 and December 31, 2000, the Company has recorded a payable of $2,518,687 and $352,376, respectively, for securities purchased on margin. During the nine months ended September 30, 2001, the Company recognized $130,535 of gain on sale of investment securities. Included in these sales was previous unrealized losses of $63,000 related to the securities sold during the nine months ended September 30, 2001. Of those investment securities held on September 30, 2001 and December 31, 2000, the Company had recognized comprehensive unrealized losses of approximately $1,220,000 and $69,000, respectively.

The Company adopted FASB Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which established accounting and reporting standards requiring that every derivative instrument, including certain derivative instruments imbedded in other contracts, be reported in the Consolidated Balance Sheet as either an asset or liability measured at its fair value. The statement also requires that the changes in the derivative's fair value be recognized in earnings unless specific hedge accounting criteria are met. The Company does not have any material hedging instruments.

(2) Basis of Presentation

The accompanying Consolidated Balance Sheets include the accounts of the Company, as well as the accounts of the operating partnership, in which the Company has an approximately 99% controlling general partner interest. The accounts of the operating partnership include consolidated information for its wholly owned subsidiaries for which separate financial date is maintained. The Advisor owns the remaining approximately 1% limited partner common units in the operating partnership for which it paid $2,000 and which is reflected as a minority interest in the accompanying Consolidated Balance Sheets. The effect of all significant intercompany transactions have been eliminated.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(Continued)

September 30, 2001
(unaudited)

(3) Transactions with Affiliates

As of September 30, 2001 and December 31, 2000, the Company had incurred $30,098,086 and $16,521,606 of offering costs, respectively, of which $23,014,601 and $11,694,232 was paid to affiliates. Pursuant to the terms of the Offerings, the Advisor is required to pay organizational and offering expenses (excluding sales commissions, the marketing contribution and the due diligence expense allowance) in excess of 5.5% of the gross proceeds of the respective offerings ("Gross Offering Proceeds") or all organization and offering expenses (including selling commissions) which together exceed 15% of Gross Offering Proceeds. As of September 30, 2001 and December 31, 2000 Offerings costs did not exceed the 5.5% and 15% limitations and the Company anticipates that these costs will not exceed these limitations upon completion of the subsequent offering. Any excess amounts at the completion of the subsequent offering will be reimbursed by the Advisor.

The Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Advisor and its affiliates relating to the offering. In addition, an affiliate of the Advisor is entitled to receive selling commissions, a marketing contribution and a due diligence expense allowance from the Company in connection with the offering. Such costs are offset against the stockholders' equity accounts. Such costs totaled $23,014,601 and $11,694,232 as of September 30, 2001 and December 31, 2000 respectively, of which $467,135 and $227,589 was unpaid at September 30, 2001 and December 31, 2000, respectively.

The Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Advisor and its affiliates relating to the administration of the Company. Such costs are included in general and administrative expenses to affiliates and acquisition costs to affiliates. During the periods ended September 30, 2001 and 2000 the Company incurred $347,481 and $183,503 respectively of these costs, of which $227,201 and $169,933 remained unpaid as September 30, 2001 and December 31, 2000, respectively.

An affiliate of the Advisor provides loan servicing to the Company for a monthly fee. Such fees totaled $42,298 and $35,347 in the periods ended September 30, 2001 and 2000, respectively. An agreement with the Company allows for annual fees totaling .05% of the first $100,000,000 mortgage balance outstanding and .03% of the remaining mortgage balance, payable monthly.

The Advisor has contributed $200,000 to the capital of the Company for which it received 20,000 Shares.

The Company uses the services of an affiliate of the Advisor to facilitate the mortgage financing that the Company obtains on some of the properties purchased. During the nine months ended September 30, 2001, $90,813 of fees were incurred and paid and no such fee was incurred or paid during the nine months ended September 30, 2000.

The Company will pay an advisor asset management fee of not more than 1% of our net asset value. The Company's net asset value means the total book value of our assets invested in equity interests and loans receivable secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves, less any mortgages payable on such assets. The Company will compute its net asset value by taking the average of these values at the end of each month during the quarter for which the Company is calculating the fee. The fee will be payable quarterly in an amount equal to 1/4 of 1% of net asset value as of the last day of the immediately preceding quarter. For any year in which the Company qualifies as a REIT, the Company's advisor must reimburse the Company for the following amounts if any:

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(Continued)

September 30, 2001
(unaudited)

(1) the amounts by which the Company's total operating expenses, the sum of the advisor asset management fee plus other operating expenses, paid during the previous fiscal year exceed the greater of: (i) 2% of the Company's average invested assets for that fiscal year. (Average invested assets means the average of the total book value of our assets invested in equity interest and loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves. The Company will compute the average invested assets by taking the average of these values at the end of each month during the quarter for which the Company is calculating the fee), or (ii) 25% of our net income, before any additions to or allowances for reserves for depreciation, amortization or bad debts or other similar non-cash reserves and before any gain from the sale of our assets, for that fiscal year; plus (2) an amount, which will not exceed the advisor asset management fee for that year, equal to any difference between the total amount of distributions to stockholders for that year and the 7% annual return on the net investment of stockholders. For the nine months ended September 30, 2001 the Advisor has forgone its fee and no such fees were accrued, and for the nine months ended September 30, 2000, $90,000 were accrued and paid.

The property manager, an entity owned principally by individuals who are affiliates of the Advisor, is entitled to receive property management fees totaling 4.5% of gross operating income, for management and leasing services. The Company incurred and paid property management fees of $1,044,557 and $670,916 for the nine months ended September 30, 2001 and 2000, respectively.

(4) Stock Option Plan and Soliciting Dealer Warrants

The Company adopted an Independent Director Stock Option Plan which, subject to certain conditions, provides for the grant to each Independent Director of an option to acquire 3,000 Shares following their becoming a Director and for the grant of additional options to acquire 500 Shares on the date of each annual stockholders' meeting commencing with the annual meeting in 2000 if the Independent Director is a member of the board of directors on such date. The options granted for the initial 3,000 Shares are exercisable as follows: 1,000 Shares on the date of grant and 1,000 Shares on each of the first and second anniversaries of the date of grant. The subsequent options will be exercisable on the second anniversary of the date of grant. The initial options will be exercisable at $9.05 per Share. The subsequent options will be exercisable at the fair market value of a Share on the last business day preceding the annual meeting of Stockholders, and shall be $9.05 per Share until the earlier of the termination of the offering or February 11, 2001. As of September 30, 2001 and December 31, 2000, options to acquire 12,000 and 10,500 Shares, respectively had been issued and are outstanding.

In addition to sales commissions, the dealer manager of the Offering (an affiliate of the Advisor) has the right to purchase one soliciting dealer warrant for $.0008 for each 25 Shares sold by such soliciting dealer during the offering, subject to state and Federal securities laws and subject to the issuance of a maximum of 2,000,000 soliciting dealer warrants to purchase an equivalent number of Shares. The dealer manager intends to reallow such warrants to the soliciting dealers who sold such Shares. The holder of a soliciting dealer warrant will be entitled to purchase one Share from the Company at a price of $12 during the period commencing one year from the date of the first issuance of any of the soliciting dealer warrants and ending five years after February 11, 1999. As of September 30, 2001, soliciting dealer warrants to acquire 1,059,829 Shares have been issued. These warrants have nominal value and none had been exercised at September 30, 2001 and December 31, 2000.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(Continued)

September 30, 2001
(unaudited)

(5) Investment Properties

An affiliate of the Company initially purchased seven of the investment properties on behalf of the Company. The Company subsequently purchased each of those properties from this affiliate at their cost upon receipt of proceeds from the initial Offering.

		Initial Costs (A)			Gross amount at which Carried at September 30, 2001
									Date
			Buildings	Adjustments		Buildings			Con-
			And	to		And		Accumulated	Stru-	Date
	Encumbrance	Land	Improvements	Basis (B)	Land	Improvements	Total	Depreciation	cted	Acquired
Multi-Tenant Retail
Lake Walden Square Plant City, FL	9,855,436	3,006,662	11,549,586	191,828	3,006,662	11,741,414	14,748,076	1,139,236	1992	05/99
Merchants Square Zephyrhills, FL	3,167,437	992,225	4,749,818	40,123	992,225	4,789,941	5,782,166	448,451	1993	06/99
Town Center Commons Kennesaw, GA	4,750,000	3,293,792	6,350,835	(61,940)	3,293,792	6,288,895	9,582,687	554,346	1998	07/99
Boynton Commons Boynton Beach, FL	15,125,000	8,698,355	21,803,370	(21,131)	8,698,355	21,782,239	30,480,594	1,723,412	1998	07/99
Lake Olympia Square (C) Ocoee, FL	5,668,066	2,562,471	7,306,483	(15,238)	2,562,471	7,291,245	9,853,716	575,949	1995	09/99
Bridgewater Marketplace Orlando, FL	2,987,500	783,493	5,221,618	(62,782)	783,493	5,158,836	5,942,329	382,195	1998	09/99
Bartow Marketplace Cartersville, GA	13,475,000	6,098,178	18,308,271	4,071	6,098,178	18,312,342	24,410,520	1,302,098	1995	09/99
Countryside Naples, FL	4,300,000	1,117,428	7,478,173	9,571	1,117,428	7,487,744	8,605,172	544,251	1997	10/99
Casselberry Commons Naples, FL	8,703,000	6,702,658	11,191,912	(90,009)	6,702,658	11,101,903	17,804,561	824,534	1973/ 1998	12/99
Conway Plaza Orlando, FL	5,000,000	2,215,324	6,332,434	270,935	2,215,324	6,603,369	8,818,693	438,811	1985/ 1999	02/00
Pleasant Hill Duluth, GA	17,120,000	4,805,830	29,526,305	(182,401)	4,805,830	29,343,904	34,149,734	1,526,377	1997/ 2000	05/00
Gateway Marketplace St. Petersburg, FL	15,637,500	6,351,847	14,576,808	19,532	6,351,847	14,596,340	20,948,187	604,035	1997/ 2000	07/00
Columbia Promenade Kissimmee, FL	5,400,000	1,483,737	5,929,323	14,495	1,483,737	5,943,818	7,427,555	163,214	2000	01/01
West Oaks Ocoee, FL	4,900,000	4,514,559	6,701,703	(35,260)	4,514,559	6,666,443	11,181,002	120,434	2000	03/01

(Continued)

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(Continued)

September 30, 2001
(unaudited)

(5) Investment Properties (continued)

		Initial Costs (A)			Gross amount at which Carried at September 30, 2001
									Date
			Buildings	Adjustments		Buildings			Con-
			And	to		And		Accumulated	Stru-	Date
	Encumbrance	Land	Improvements	Basis (B)	Land	Improvements	Total	Depreciation	cted	Acquired

Sand Lake Corners Orlando, FL	11,900,000	6,091,246	16,154,695	(123,380)	6,091,246	16,031,315	22,122,561	280,414	1998/2000	05/01
Woodstock Square Atlanta, GA	14,000,000	5,516,733	22,066,933	(21,935)	5,516,733	22,044,998	27,561,731	266,709	2001	06/01
Chickasaw Trails Shopping Ctr. Orlando, FL	--	1,723,260	6,905,818	1,787	1,723,260	6,907,605	8,630,865	41,663	1994	08/01
Skyview Plaza Orlando, FL	--	4,263,326	17,054,047	4,839	4,263,326	17,058,886	21,322,212	--	1988/ 1994	09/01
Single-User Retail
K-Mart Macon, GA	4,655,000	1,173,426	7,857,155	--	1,173,426	7,857,155	9,030,581	220,817	2000	02/01
Lowes Warner Robbins, GA	4,845,000	2,450,999	6,980,354	--	2,450,999	6,980,354	9,431,353	194,983	2000	02/01
PETsMART - Fredericksburg Fredericksburg, VA	1,435,000	852,498	2,557,493	--	852,498	2,557,493	3,409,991	35,521	1997	04/01
PETsMART - Daytona Beach Daytona Beach, FL	1,361,200	809,449	2,428,349	--	809,449	2,428,349	3,237,798	33,727	1996	04/01
PETsMART - Chattanooga Chattanooga, TN	1,303,800	775,738	2,327,215	--	775,738	2,327,215	3,102,953	32,332	1995	04/01
Jo-Ann Fabrics Alpharetta, GA	2,450,000	2,217,303	2,695,428	--	2,217,303	2,695,428	4,912,731	30,189	2000	06/01
Just For Feet Daytona Beach, FL	--	271,980	3,625,882	--	271,980	3,625,882	3,897,862	11,108	1998	08/01

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(Continued)

September 30, 2001
(unaudited)

(5) Investment Properties (continued)

		Initial Costs (A)			Gross amount at which Carried at September 30, 2001
									Date
			Buildings	Adjustments		Buildings			Con-
			And	to		And		Accumulated	Stru-	Date
	Encumbrance	Land	Improvements	Basis (B)	Land	Improvements	Total	Depreciation	cted	Acquired

DEVELOPMENT PARCELS
Acworth Avenue Retail Shopping Center Acworth, GA.	--	959,257	--	1,540,543	959,257	1,540,543	2,499,800	--		12/00

Subtotals	158,038,939	79,731,774	247,680,008	1,483,648	79,731,774	249,163,656	328,895,430	11,494,806
	=========	=========	=========	=========	=========	=========
Furniture and Equipment							13,718	6,292
Total							328,909,148	11,501,098
							==========	==========

(See notes on next page)

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(Continued)

September 30, 2001
(unaudited)

(A) The initial cost to the Company represents the original purchase price of the property from an affiliate of the Advisor, or an unaffiliated third party, including amounts incurred subsequent to acquisition, most of which were contemplated at the time the property was acquired.

(B) Adjustments to basis includes additions to investment properties net of payments received under master lease agreements. (Note 6)

(C) When Lake Olympia Square was purchased by an affiliate of our Advisor, $234,145 was escrowed at the closing. At the time of purchase by the Company, $89,400 of these funds remained available to be used on a monthly basis to pay the principal portion of the debt service through July 2000. Accordingly, the net effect of this structure is that the Company had paid only the interest portion of the debt service through July 2000. The cumulative amount received by the Company was $89,400 as of September 30, 2000, which is reflected as an adjustment to the basis of the property.

(6) Leases

Master Leases

In connection with certain acquisitions, the Company receives payments under master lease agreements on some of the space which was vacant at the time of the purchase, for periods ranging from one to two years after the date of the purchase or until the spaces are leased. GAAP requires that as these payments are received, they be recorded as a reduction in the basis of the property. The cumulative amount of such payments was $1,005,107 as of September 30, 2001 and $537,661 as of December 31, 2000.

Operating Leases

Certain tenant leases contain provisions providing for stepped rent increases and rent abatements. GAAP requires the Company to record rental income for the period of occupancy using the effective monthly rent, which is the average monthly rent for the entire period of occupancy during the term of the lease. The accompanying consolidated financial statements include a net increase of $489,564 and $340,799 for the nine months ended September 30, 2001 and 2000, respectively, of rental income for the period of occupancy for which stepped rent increases apply and $1,117,850 and $628,286 in the related accounts and rents receivable as of September 30, 2001 and December 31, 2000, respectively. The Company anticipates collecting these amounts over the terms of the related leases as scheduled rent payments are received.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(Continued)

September 30, 2001
(unaudited)

Minimum lease payments to be received in the future under operating leases, excluding rental income under master lease agreements and assuming no expiring leases are renewed, are as follows:

Minimum Lease
Payments

2001	$26,755,170
2002	31,233,958
2003	30,071,942
2004	27,852,090
2005	25,600,808
Thereafter	218,890,663

Total	$333,649,468
==========

Remaining lease terms range from one year to fifty-five years. Pursuant to the lease agreements, tenants of the properties are required to reimburse the Company for some or all of their pro rata share of the real estate taxes, operating expenses and management fees. Such amounts are included in additional rental income.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(Continued)

September 30, 2001
(unaudited)

(7) Mortgages Payable

Mortgages payable consist of the following at September 30, 2001:
Property as Collateral	Current Interest Rate	Maturity Date	Monthly Payments	Balance at September 30, 2001	Balance at December 31, 2000
Lake Walden Square	7.63%	11/2007	$ 72,584 (a)	$ 9,855,436	$ 9,941,942
Merchants Square	7.25%	11/2008	(b)	3,167,437	3,167,437
Town Center Commons	7.00%	04/2006	(b)	4,750,000	4,750,000
Boynton Commons	7.21%	03/2006	(b)	15,125,000	15,125,000
Lake Olympia Square	8.25%	04/2007	50,978 (a)	5,668,066	5,772,532
Bridgewater Marketplace	5.33%	09/2006	(c)	2,987,500	2,987,500
Bartow Marketplace	5.23%	09/2006	(c)	13,475,000	13,475,000
Countryside Shopping Center*	6.54%	06/2006	(b)	4,300,000	--
Countryside Shopping Center	7.01%	05/2001	(c)	--	6,720,000
Casselberry Commons	7.64%	04/2006	(b)	8,703,000	8,703,000
Conway Plaza*	5.23%	06/2005	(c)	5,000,000	5,000,000
Pleasant Hill Square	7.35%	06/2005	(b)	17,120,000	17,120,000
Gateway Marketplace*	5.48%	08/2002	(c)	5,212,500	5,212,500
Gateway Marketplace	7.94%	08/2005	(b)	10,425,000	10,425,000
Columbia Promenade*	5.48%	02/2002	(c)	1,800,000	--
Columbia Promenade	7.61%	02/2006	(b)	3,600,000	--
Kmart (d)	6.80%	06/2006	(b)	4,655,000	--
Lowes (d)	6.80%	06/2006	(b)	4,845,000	--
West Oaks	6.80%	04/2006	(b)	4,900,000	--
Sand Lake Corners (e)	6.80%	06/2006	(b)	11,900,000	--
Woodstock Square	5.31%	08/2008	(c)	14,000,000	--
PETsMART Fredricksburg, VA (e)	7.37%	06/2008	(b)	1,435,000	--
PETsMART Daytona Beach, FL (e)	7.37%	06/2008	(b)	1,361,200	--
PETsMART Chattanooga, TN (e)	7.37%	06/2008	(b)	1,303,800	--
Jo-Ann Fabrics*	5.18%	08/2008	(c)	2,450,000	--

				$ 158,038,939	$ 108,399,911
				==========	===========

See notes on the following page

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(Continued)

September 30, 2001
(unaudited)

  Payments include principal and interest at a fixed rate.

  Payments include interest only at a fixed rate.

  Payments include interest only. Payments on these mortgages adjust monthly and are calculated based on a floating rate over LIBOR.

  The K-Mart and Lowes properties both collateralize a single mortgage payable.

  The three PETsMART properties collateralize a single mortgage payable, and are also cross collateralized with the Sand Lake property

* Certain of the mortgages payable are subject to guarantees, in which the Company has guaranteed all or a portion of the payment on these notes to the lender.

In addition, the Company has secured an acquisition line of credit in the amount of $14,000,000. Funds are available to be drawn through the maturity date of March 27, 2002 and will carry interest at the rate of 1.75% over LIBOR. As of September 30, 2001 the Company had received no advances on the line of credit.

All of these mortgages are serviced by an affiliate of the Advisor on behalf of the Company. The affiliate receives servicing fees at a market rate for such services.

(8)  Mortgage Receivable

On December 21, 2000 the Company funded a $1,100,000 mortgage note receivable on a 49,749 square foot shopping center currently under construction, located in Lauderhill, Florida. The principal amount of $1,100,000 is secured by a second mortgage on the property and personal guaranties of the borrower. The note bears an interest rate of 10% per annum and matures August 31, 2002. The Company, at its option may elect to purchase this property upon completion, subject to certain contingencies.

(9) Joint Venture

On September 28, 2001 the Company made a $2,860,000 capital contribution to Hendon Stonebridge LLC, the owner of Stonebridge Square Shopping Center. Stonebridge Square Shopping Center is presently under construction and will consist of 160,198 net rentable square feet, situated on approximately 23 acres in Roswell, Georgia.

The Company was issued a 65% membership in the Hendon Stonebridge LLC. The Company shall have a preferred cash flow return, paid monthly in cash, at an annualized rate of 15% on the $2,860,000. The remaining balance of cash flow will be paid as follows: 15% preferred return on any additional capital the Company contributes, return of any additional capital contributions by the Company to the Company and then to the other member of Hendon Stonebridge LLC.

The Company has the option, exercisable not sooner then April 1, 2002 and not later than April 30, 2002 to purchase the remaining 35% membership in Hendon Stonebridge LLC. The purchase price will be no greater then $21,260,659, less the $2,860,000 previously contributed.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(Continued)

September 30, 2001
(unaudited)

(10) Segment Reporting

The Company owns and seeks to acquire multi-tenant shopping centers in the southeastern states, primarily Florida, Georgia, North Carolina and South Carolina. All of the Company's shopping centers are located within Florida and Georgia. The Company's shopping centers are typically anchored by grocery and drug stores complemented with additional stores providing a wide range of other goods and services to shoppers.

The Company assesses and measures operating results on an individual property basis for each of its properties based on net property operations. Since all of the Company's properties exhibit highly similar economic characteristics, cater to the day-to-day living needs of their respective surrounding communities, and offer similar degrees of risk and opportunities for growth, the properties have been aggregated and reported as one operating segment.

The property revenues and net property operations of the reportable segments are summarized in the following tables for the nine months ended September 30, 2001 and 2000, along with a reconciliation to net income. Property asset information is as of September 30, 2001 and December 31, 2000.

	2001	2000

Total property revenues	$23,125,848	$15,055,429
Total property operating expenses	5,933,240	4,253,898
Mortgage interest	6,937,005	5,991,581

Net property operations	10,255,603	4,809,950

Interest and dividend income	1,506,613	557,988
Other income	40,489	119,701
Gain on sale of investment securities	130,535	--
Less non property expenses:
Professional services	261,207	149,540
General and administrative	475,790	313,219
Acquisition costs expensed	116,208	110,033
Advisor asset management fee	--	90,000
Depreciation and amortization	5,903,821	3,451,721

Net income	$5,176,214	$1,373,126

Total Assets
Investment properties	$317,408,050	$186,064,022
Non-segment assets	75,474,560	32,123,891
	$392,882,610	$218,187,913
	==========	==========

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(Continued)

September 30, 2001
(unaudited)

(10) Earnings per Share

Basic earnings per share ("EPS") is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted EPS is computed by reflecting the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company.

As of September 30, 2001, warrants to purchase 1,059,829 shares of common stock at a price of $12.00 per share were outstanding, but were not included in the computation of diluted EPS because the exercise price of such warrants was greater than the average market price of common shares. The weighted average number of common shares outstanding were 18,514,051 and 7,595,911 for the nine months ended September 30, 2001 and 2000, respectively.

(11) Commitment and Contingencies

On behalf of the Company, the Advisor is currently exploring the purchase of additional shopping centers from unaffiliated third parties.

The Company is not subject to any material pending legal proceeding.

(12) Subsequent Events

On December 28, 2000, the Company purchased approximately 2.72 acres of unimproved land situated in front of a new Home Depot store in Acworth, Georgia. The Company purchased this property with the intention of developing a 16,130 square foot shopping center to be known as Acworth Avenue Retail Shopping Center. Through October 15, 2001 the Company have incurred approximately $1,596,000 of costs in the development of the project. The Company expects additional development costs of approximately $114,000 for a total costs of approximately $2,668,000, or approximately $165 per square foot of leasable space. The Company anticipates the interior buildout of the property will be completed and tenants will begin to occupy the property by the end of 2001. As of October 31, 2001, leases have been signed for approximately 8,730 square feet, or approximately 55% of the center.

The Company paid distributions of $1,734,021 and $1,935,533 to its stockholders in October and November 2001, respectively.

The Company issued 3,332,026 Shares of Common Stock from September 30, 2001 through November 10, 2001, resulting in a total of 30,337,900 Shares of Common Stock outstanding.

The Company purchased Aberdeen Square a 70,555 square foot shopping center in Boynton Beach, Florida on October 23, 2001 for $6,675,000. We purchased this property with our own fund, but expect to place financing on the property at a later date.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(Continued)

September 30, 2001
(unaudited)

On October 2, 2001 the Company obtained a five year first mortgage on Daytona Beach Just for Feet Store. The $2,000,000 note payable bears interest at a floating rate of LIBOR plus 1.75% and requires monthly payment of interest only.

On October 31, 2001 the Company obtained a five year first mortgage on Chickasaw Trails Shopping Center. The $4,400,000 note payable bears interest at a fixed rate of 6.26% and requires monthly payment of interest only.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
September 30, 2001
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions of the properties indicated in Note B had occurred on September 30, 2001.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2001, nor does it purport to represent our future financial position. No pro forma adjustments were made for Universal Plaza as the property construction had not been completed as of September 30, 2001. No pro forma adjustments have been made for any potential property acquisitions as the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire these properties as of January 31, 2002. See Note (D). The Company believes it will have sufficient cash from additional offering proceeds raised and additional financing proceeds to acquire these properties at the consummation of these transactions. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
September 30, 2001
(unaudited)

	Historical	Pro Forma
	(A)	Adjustments	Pro Forma
Assets

Net investment properties (B)	$317,408,050	331,104,000	648,512,050
Investment in joint ventures	2,860,000	-	2,860,000
Cash	59,039,188	(46,908,000)	12,131,188
Investment in securities	5,155,687	-	5,155,687
Restricted cash	912,676	-	912,676
Mortgage receivable	1,100,000	-	1,100,000
Accounts and rents receivable	3,448,753	-	3,448,753
Real estate tax and insurance escrows	751,748	-	751,748
Loan fees, net	1,590,098	-	1,590,098
Leasing fees, net	113,396	-	113,396
Deferred acquisition costs	305,125	-	305,125
Other assets	197,889	-	197,889

Total assets	$392,882,610	284,196,000	677,078,610

Liabilities and Stockholders' Equity

Accounts payable	597,626	-	597,626
Accrued offering costs	559,036	-	559,036
Accrued interest payable	616,834	-	616,834
Real estate taxes payable	2,168,604	-	2,168,604
Distribution payable	1,734,021	-	1,734,021
Security deposits	474,652	-	474,652
Mortgages payable (F)	158,038,939	183,601,000	341,639,939
Unearned income	475,413	-	475,413
Other liabilities	3,477,359	-	3,477,359
Due to Affiliates	227,201	-	227,201

Total liabilities	168,369,685	183,601,000	351,970,685

Minority interest in partnership (C)	2,000	-	2,000

Common Stock (D)	270,059	114,313	384,372
Additional paid-in capital (net of Offering costs) (D) (E)	237,184,106	100,480,687	337,664,793
Accumulated distributions in excess of net income	(11,722,462)	-	(11,722,462)
Accumulated other comprehensive income	(1,220,778)	-	(1,220,778)

Total stockholders' equity	224,510,925	100,595,000	325,105,925

Total liabilities and stockholders' equity	$392,882,610	284,196,000	677,078,610

See accompanying notes to pro forma consolidated balance sheet.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
September 30, 2001
(unaudited)

  The historical column represents our Consolidated Balance Sheet as of September 30, 2001. As of September 30, 2001, the Company had sold 26,508,784 shares to the public resulting in gross proceeds of $232,678,065 and an additional 586,402 shares pursuant to the DRP for $5,570,819 of additional gross proceeds. In addition, we have received the Advisor's capital contribution of $200,000 for which it was issued 20,000 shares. As of September 30, 2001, the Company has repurchased a total of 109,312 shares through the Company's Share Repurchase Program for a total of $994,719.

  The pro forma adjustments reflect the acquisition of the following properties:
		Brandon
	Aberdeen	Boulevard	Creekwood	Anderson	Eisenhower
	Square	Shoppes	Crossing	Central	Crossing
Assets
Net investment in properties	$6,723,000	9,474,000	23,615,000	15,856,000	30,285,000
Cash (G)	(6,723,000)	(9,474,000)	(23,615,000)	-	-
Restricted cash	-	-	-	-	-
Loan fees, net	-	-	-	-	-
Other assets	-	-	-	-	-

Total assets	$-	-	-	15,856,000	30,285,000

Liabilities and Stockholders' Equity

Accrued real estate taxes	-	-	-	-	-
Security deposits	-	-	-	-	-
Mortgages payable	-	-	-	11,000,000	-
Other liabilities	-	-	-	-	-

Total liabilities	-	-	-	11,000,000	-

Common Stock	-	-	-	5,518	34,415
Additional paid in capital (net of Offering costs)	-	-	-	4,850,482	30,250,585

Total stockholders equity	-	-	-	4,856,000	30,285,000

Total liabilities and stockholders' equity	$-	-	-	15,856,000	30,285,000

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
September 30, 2001
(unaudited)

  The pro forma adjustments reflect the acquisition of the following properties (continued):

		Abernathy	Citrus		Thomas
	Eckerds	Square	Hills	Steeplechase	Properties	Total
Assets
Net investment in properties	$5,635,000	24,132,000	6,011,000	8,638,000	200,735,000	331,104,000
Cash (G)	(5,635,000)	(24,132,000)	(6,011,000)	(8,638,000)		(84,228,000)
Restricted cash	-	-	-	-	-	-
Loan fees, net	-	-	-	-	-	-
Other assets	-	-	-	-	-	-

Total assets	$-	-	-	-	200,735,000	246,876,000

Liabilities and Stockholders' Equity

Accrued real estate taxes	-	-	-	-	-	-
Security deposits	-	-	-	-	-	-
Mortgages payable	-	-	-	-	135,281,000	146,281,000
Other liabilities	-	-	-	-	-	-

Total liabilities	-	-	-	-	135,281,000	146,281,000

Common Stock	-	-	-	-	74,380	114,313
Additional paid in capital (net of Offering costs)	-	-	-	-	65,379,620	100,480,687

Total stockholders equity	-	-	-	-	65,454,000	100,595,000

Total liabilities and stockholders' equity	$-	-	-	-	200,735,000	246,876,000

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Balance Sheet
  September 30, 2001
  (unaudited)

  The Pro Forma Consolidated Balance Sheet includes the accounts of the Operating Partnership in which the Company has an approximately 99% controlling general partner interest. The Advisor owns the remaining approximately 1% limited partnership common units in the Operating Partnership for which it paid $2,000 and which is reflected as a minority interest.

  Additional offering proceeds of $114,313,000, net of additional offering costs of $13,718,000 are reflected as received as of September 30, 2001, prior to the purchase of the properties and are limited to actual offering proceeds received as of January 31, 2002. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

  No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

  Subsequent to September 30, 2001, the Company obtained $37,320,000 of financing secured by properties which were previously unencumbered. The pro forma adjustments reflect the use of these proceeds in the acquisition of the properties.

  The Company utilized the $37,320,000 of financing proceeds described in (F) and $46,908,000 of existing cash on hand for a total of $84,228,000 to acquire the properties described in (B).

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the nine months ended September 30, 2001
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2000.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2001, nor does it purport to represent our future financial position. No pro forma adjustments were made for Universal Plaza, the Spartanburg Eckerds, Stonebridge Square, Eisenhower Crossing and West Oaks Phase II as no significant operations had commenced as of September 30, 2001. No pro forma adjustments have been made for any potential property acquisitions as the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire these properties as of January 31, 2002. The Company believes it will have sufficient cash from additional offering proceeds raised and additional financing proceeds to acquire these properties at the consummation of these transactions. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the nine months ended September 30, 2001
(unaudited)
		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income	$18,891,639	22,246,715	41,138,354
Percentage rental income	-	-	-
Additional rental income	4,234,209	4,881,215	9,115,424
Interest income	1,506,613	-	1,506,613
Other income	40,489	-	40,489
Gain on sale of investments	130,535	-	130,535

Total income	24,803,485	27,127,930	51,931,415

Professional services	261,207	-	261,207
General and administrative expenses	475,790	-	475,790
Advisor asset management fee (C)	-	566,582	566,582
Property operating expenses	4,846,385	4,836,735	9,683,120
Management fee (G)	1,086,855	1,181,748	2,268,603
Interest expense	6,937,005	10,294,958	17,231,963
Acquisition costs expensed	116,208	-	116,208
Depreciation (D)	5,690,027	7,044,212	12,734,239
Amortization	213,794	-	213,794

Total expenses	19,627,271	23,924,235	43,551,506

Net income before comprehensive income	5,176,214	3,203,695	8,379,909

Unrealized holding loss on investment securities	(1,150,882)	-	(1,150,882)

Net income (F)	$4,025,332	3,203,695	7,229,029

Weighted average number of shares of common stock outstanding (E)	18,514,051		29,595,451

Basic and diluted net income per weighted average shares of common stock outstanding (E)	.28		.28

See accompanying notes to pro forma consolidated statement of operations.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the nine months ended September 30, 2001
(unaudited)

  Historical information represents the historical statement of operations of the Company for the period ended September 30, 2001 as filed with the SEC on Form 10-Q.
  Total pro forma adjustments for acquisitions are as though they were acquired January 1, 2000.

	Columbia			West Oaks
	Promenade	Lowe's	K Mart	Town Center

Rental income	$16,770	113,750	113,418	195,953
Percentage rental income	-	-	-	-
Additional rental income	4,462	-	-	44,631

Total income	21,232	113,750	113,418	240,584

Advisor asset management fee	-	-	-	-
Property operating expenses	6,467	-	-	57,347
Management fee	955	5,118	5,103	10,826
Interest expense	-	-	-	-
Depreciation	-	16,083	14,416	59,750
Amortization	-	-	-	-

Total expenses	7,422	21,201	19,519	127,923

Net income	$13,810	92,549	93,899	112,661

		The
	Sand Lake	PETsMART	JoAnn	Just For
	Corners	Properties	Fabrics	Feet

Rental income	$540,134	225,237	115,918	261,744
Percentage rental income	-	-	-	-
Additional rental income	101,130	-	-	-

Total income	641,264	225,237	115,918	261,744

Advisor asset management fee	-	-	-	-
Property operating expenses	108,743	-	-	-
Management fee	28,857	11,485	5,216	11,778
Interest expense	-	-	-	-
Depreciation	138,750	60,888	30,638	89,280
Amortization	-	-	-	-

Total expenses	276,350	72,373	35,865	101,058

Net income	$364,914	182,864	80,064	160,686

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the nine months ended September 30, 2001
  (unaudited)

	Skyview	Chickasaw
	Plaza	Trails	Eckerds	Citrus Hills	Steeplechase

Rental income	$1,642,392	430,359	212,567	436,750	617,609
Percentage rental income	-	-	-	-	-
Additional rental income	425,245	179,401	-	126,440	140,071

Total income	2,067,637	609,760	212,567	563,190	757,680

Advisor asset management fee	-	-	10,605	22,541	32,393
Property operating expenses	423,234	167,787	-	105,640	123,091
Management fee	89,713	26,359	9,565	24,309	32,790
Interest expense	-	-	-	-	-
Depreciation	414,464	146,041	40,995	155,187	211,860
Amortization	-	-	-	-	-

Total expenses	927,411	340,187	61,165	307,677	400,134

Net income	$1,140,226	269,573	151,402	255,513	357,546

	Aberdeen	Brandon		Anderson
	Square	Boulevard	Creekwood	Central	Abernathy

Rental income	$453,953	783,651	1,006,458	1,093,986	1,654,704
Percentage rental income	-	-	-	-	-
Additional rental income	239,567	154,285	147,004	140,944	558,822

Total income	693,520	937,936	1,153,462	1,234,930	2,213,526

Advisor asset management fee	11,449	35,528	88,556	18,210	90,495
Property operating expenses	208,226	231,466	105,392	134,592	499,811
Management fee	29,798	41,172	49,790	53,771	95,603
Interest expense	-	-	-	629,063	-
Depreciation	139,356	220,284	350,298	420,345	481,221
Amortization	-	-	-	-	-

Total expenses	388,829	528,450	594,036	1,255,981	1,167,130

Net income (loss)	$304,691	409,486	559,426	(21,051)	1,046,396

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the nine months ended September 30, 2001
  (unaudited)

	Thomas		Financing	Total
	Properties	Total	Obtained	Pro Forma

Rental income	$11,847,409	22,246,715	-	22,246,715
Percentage rental income	-	-	-	-
Additional rental income	2,409,646	4,881,215	-	4,881,215

Total income	14,257,055	27,127,930	-	27,127,930

Advisor asset management fee	233,907	566,582	-	566,582
Property operating expenses	2,456,713	4,836,735	-	4,836,735
Management fee	619,742	1,181,748	-	1,181,748
Interest expense	8,179,650	8,808,713	1,486,245	10,294,958
Depreciation	3,915,000	7,044,212	-	7,044,212
Amortization	-	-	-	-

Total expenses	15,405,012	22,437,990	1,486,245	23,924,235

Net income (loss)	$(1,147,957)	4,689,940	(1,486,245)	3,203,695

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the nine months ended September 30, 2001
  (unaudited)

  The advisor asset management fee will be subordinated to the shareholders' receipt of a stated return. The advisor asset management fee has been calculated as .5% of the net average invested assets acquired subsequent to September 30, 2001. No additional advisor asset management fees were assessed for properties acquired at September 30, 2001 because the advisor has determined that no additional advisor asset management fees are due at September 30, 2001 based on the Company's projection of the amount to be subordinated.

  Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for buildings and fifteen years for improvements. The allocation of land, buildings and improvements was based upon values stated in the related appraisal.

  The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 2001 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  The net income allocable to the minority interest is immaterial, and therefore, has been excluded.

  Management fees are calculated as 4.5% of gross revenues.

  The pro forma adjustments relating to interest expense were based on the following terms:
	Principal	Interest	Maturity
Property	Balance	Rate	Date

Anderson Central	11,000,000	7.625%	08/03
Thomas Properties	35,033,000	Prime + .25%	06/02-07/02*
	100,248,000	LIBOR + 1.85%	06/02-07/02*
Eisenhower Crossing	16,375,000	6.09%	12/11
Aberdeen Square	3,670,000	6.25%	02/07
Skyview Plaza	10,875,000	LIBOR + 1.60%	11/06
Just for Feet	2,000,000	LIBOR + 1.75%	09/06
Chickasaw	4,400,000	6.26%	11/06
	183,601,000

* loan may be extended for additional six months

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2000
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2000.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2000, nor does it purport to represent our future financial position. The pro forma adjustments for Columbia Promenade and West Oaks Town Center are based on a completion date of October 2000. No pro forma adjustments were made for Universal Plaza, Woodstock Square, the Spartanburg Eckerds, Stonebridge Square, Eisenhower Crossing, Creekwood Crossing, Turkey Creek and West Oaks Phase II as construction was not complete as of December 31, 2000. No pro forma adjustments have been made for any potential property acquisitions as the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire these properties as of January 31, 2002. The Company believes it will have sufficient cash from additional offering proceeds raised and additional financing proceeds to acquire the properties at the consummation of these transactions. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2000
(unaudited)
		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income	$16,349,483	30,944,891	47,294,374
Percentage rental income	-	114,810	114,810
Additional rental income	4,734,088	5,962,805	10,696,893
Interest income	845,013	-	845,013
Other income	195,329	-	195,329

Total income	22,123,913	37,022,506	59,146,419

Professional services	188,295	-	188,295
General and administrative expenses	448,451	-	448,451
Advisor asset management fee (C)	120,000	1,822,038	1,942,038
Property operating expenses	5,352,184	5,815,813	11,167,997
Management fee (G)	926,978	1,619,542	2,546,520
Interest expense	8,126,587	15,294,400	23,420,987
Acquisition costs expensed	148,494	-	148,494
Depreciation (D)	4,581,748	8,957,978	13,539,726
Amortization	170,662	64,506	235,168

Total expenses	20,063,399	33,574,277	53,637,676

Net income before comprehensive income	2,060,514	3,448,229	5,508,743

Unrealized holding loss on investment securities	69,896	-	69,896

Net income (F)	$1,990,618	3,448,229	5,438,847

Weighted average number of shares of common stock outstanding (E)	8,590,250		26,218,350

Basic and diluted net income per weighted average shares of common stock outstanding (E)	.24		.21

See accompanying notes to pro forma consolidated statement of operations.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2000
(unaudited)

  Historical information represents the historical statement of operations of the Company for the year ended December 31, 2000 as filed with the SEC on Form 10-K.
  Total pro forma adjustments for acquisitions are as though they were acquired January 1, 2000.
		Pleasant	Gateway
	Conway	Hill	Market	Columbia
	Plaza	Square	Center	Promenade	Lowe's

Rental income	$51,435	1,011,548	956,517	100,628	910,000
Percentage rental income	-	-	-	-	-
Additional rental income	6,690	174,251	179,843	25,611	-

Total income	58,125	1,185,799	1,136,360	126,239	910,000

Advisor asset management fee	-	-	-	9,172	47,250
Property operating expenses	19,674	200,289	200,881	36,957	-
Management fee	3,615	53,360	51,134	5,680	40,950
Interest expense (H)	-	500,098	555,110	-	-
Depreciation	21,500	360,120	270,800	61,000	193,000
Amortization	-	11,502	53,004	-	-

Total expenses	44,789	1,125,369	1,130,929	112,809	281,200

Net income	$13,336	60,430	5,431	13,430	628,800

				The
		West Oaks	Sand Lake	PETsMART	JoAnn
	K Mart	Town Center	Corners	Properties	Fabrics

Rental income	$907,350	133,282	1,752,143	1,020,949	493,671
Percentage rental income	57,900	-	-	-	-
Additional rental income	-	8,673	306,229	-	-

Total income	965,250	141,955	2,058,372	1,020,949	493,671

Advisor asset management fee	45,250	11,978	111,125	48,710	24,510
Property operating expenses	-	53,773	395,180	-	-
Management fee	43,436	6,388	92,626	45,942	22,215
Interest expense (H)	-	-	-	-	-
Depreciation	173,000	59,750	555,000	243,550	122,552
Amortization	-	-	-	-	-

Total expenses	261,686	131,889	1,153,931	338,202	169,277

Net income	$703,564	10,066	904,441	682,747	324,394

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

	Just For	Skyview	Chickasaw
	Feet	Plaza	Trails	Eckerds	Citrus Hills

Rental income	$392,627	2,192,467	768,702	141,712	599,731
Percentage rental income	-	-	-	-	-
Additional rental income	-	787,142	221,734	-	167,646

Total income	392,627	2,979,609	990,436	141,712	767,377

Advisor asset management fee	19,225	107,500	42,875	7,003	30,465
Property operating expenses	-	782,121	210,542	-	146,683
Management fee	17,668	129,087	42,890	6,377	33,145
Interest expense (H)	-	-	-	-	-
Depreciation	96,125	537,500	229,867	35,013	153,333
Amortization	-	-	-	-	-

Total expenses	133,018	1,556,208	526,174	48,393	363,626

Net income	$259,609	1,423,401	464,262	93,319	403,751

		Aberdeen	Brandon	Anderson	Abernathy
	Steeplechase	Square	Boulevard	Central	Square

Rental income	$805,284	622,794	936,118	1,454,560	2,180,835
Percentage rental income	-	20,863	-	-	-
Additional rental income	205,547	308,912	268,699	167,734	559,081

Total income	1,010,831	952,569	1,204,817	1,622,294	2,739,916

Advisor asset management fee	42,285	33,375	47,370	79,280	120,660
Property operating expenses	187,792	282,033	231,675	117,176	482,337
Management fee	43,736	41,090	51,994	69,900	118,343
Interest expense (H)	-	-	-	838,750	-
Depreciation	210,000	166,875	293,715	560,464	185,814
Amortization	-	-	-	-	-

Total expenses	483,813	523,373	624,754	1,665,570	907,154

Net income (loss)	$527,018	429,196	580,062	(43,276)	1,832,762

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)
	Thomas			Total
	Properties	Total	Financing	Pro Forma

Rental income	$13,512,538	30,944,891	-	30,944,891
Percentage rental income	36,047	114,810	-	114,810
Additional rental income	2,575,013	5,962,805	-	5,962,805

Total income	16,123,598	37,022,506	-	37,022,506

Advisor asset management fee	994,005	1,822,038	-	1,822,038
Property operating expenses	2,468,700	5,815,813	-	5,815,813
Management fee	699,966	1,619,542	-	1,619,542
Interest expense (H)	11,418,782	13,312,740	1,981,660	15,294,400
Depreciation	4,429,000	8,957,978	-	8,957,978
Amortization	-	64,506	-	64,506

Total expenses	20,010,453	31,592,617	1,981,660	33,574,277

Net income (loss)	$(3,886,855)	5,429,889	(1,981,660)	3,448,229

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of Columbia Promenade

  Reconciliation of Gross Income and Direct Operating Expenses for the period from October 5, 2000 through December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$100,628	-	100,628
Additional rental income	25,611	-	25,611

Total income	126,239	-	126,239

Advisor asset management fee	-	9,172	9,172
Property operating expenses	36,957	-	36,957
Management fees	-	5,680	5,680
Depreciation	-	61,000	61,000

Total expenses	36,957	78,852	112,809

Net income (loss)	$89,282	(75,852)	13,430

  Acquisition of Lowe's

  This pro forma adjustment reflects the purchase of Lowe's as if the Company had acquired the property as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total

Rental income	$910,000	-	910,000

Total income	910,000	-	910,000

Advisor asset management fee	-	47,250	47,250
Property operating expenses	-	-	-
Management fees	-	40,950	40,950
Depreciation	-	193,000	193,000

Total expenses	-	281,200	281,200

Net income (loss)	$910,000	(281,200)	628,800

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of K Mart

  This pro forma adjustment reflects the purchase of K Mart as if the Company had acquired the property as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total
Rental income	$907,350	-	907,350
Percentage rental income	57,900	-	57,900

Total income	965,250	-	965,250

Advisor asset management fee	-	45,250	45,250
Property operating expenses	-	-	-
Management fees	-	43,436	43,436
Depreciation	-	173,000	173,000

Total expenses	-	261,686	261,686

Net income (loss)	$965,250	(261,686)	703,564

  Acquisition of West Oaks Towne Center

  Reconciliation of Gross Income and Direct Operating Expenses for the period from October 1, 2000 through December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$133,282	-	133,282
Additional rental income	8,673	-	8,673

Total income	141,955	-	141,955

Advisor asset management fee	-	11,978	11,978
Property operating expenses	53,773	-	53,773
Management fees	843	5,545	6,388
Depreciation	-	59,750	59,750

Total expenses	54,616	77,273	131,889

Net income (loss)	$87,339	(77,273)	10,066

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of Sand Lake Corners

  Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$1,752,143	-	1,752,143
Additional rental income	306,229	-	306,229

Total income	2,058,372	-	2,058,372

Advisor asset management fee	-	111,125	111,125
Property operating expenses	395,180	-	395,180
Management fees	7,895	84,731	92,626
Depreciation	-	555,000	555,000

Total expenses	403,075	750,856	1,153,931

Net income (loss)	$1,655,297	(750,856)	904,441

  Acquisition of the PETsMART properties

  This pro forma adjustment reflects the purchase of the three PETsMART properties as if the Company had acquired the properties as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total

Rental income	$1,020,949	-	1,020,949

Total income	1,020,949	-	1,020,949

Advisor asset management fee	-	48,710	48,710
Property operating expenses	-	-	-
Management fees	-	45,942	45,942
Depreciation	-	243,550	243,550

Total expenses	-	338,202	338,202

Net income (loss)	$1,020,949	(338,202)	682,747

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of JoAnn Fabrics

  This pro forma adjustment reflects the purchase of the Jo Ann Fabrics property as if the Company had acquired the properties as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total

Rental income	$493,671	-	493,671

Total income	493,671	-	493,671

Advisor asset management fee	-	24,510	24,510
Property operating expenses	-	-	-
Management fees	-	22,215	22,215
Depreciation	-	122,552	122,552

Total expenses	-	169,277	169,277

Net income (loss)	$493,671	(169,277)	324,394

  Acquisition of Just For Feet

  This pro forma adjustment reflects the purchase of the Just For Feet property as if the Company had acquired the properties as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total

Rental income	$392,627	-	392,627

Total income	392,627	-	392,627

Advisor asset management fee	-	19,225	19,225
Property operating expenses	-	-	-
Management fees	-	17,668	17,668
Depreciation	-	96,125	96,125

Total expenses	-	133,018	133,018

Net income (loss)	$392,627	(133,018)	259,609

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of Skyview Plaza

  Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total

Rental income	$2,192,467	-	2,192,467
Additional rental income	676,128	111,014	787,142

Total income	2,868,595	111,014	2,979,609

Advisor asset management fee	-	107,500	107,500
Property operating expenses	782,121	-	782,121
Management fees	-	129,087	129,087
Depreciation	-	537,500	537,500

Total expenses	782,121	774,087	1,556,208

Net income (loss)	$2,086,474	(663,073)	1,423,401

  Acquisition of Chickasaw Trails

  Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	* As	Pro Forma
	Reported	Adjustments	Total

Rental income	$768,702	-	768,702
Additional rental income	184,419	37,315	221,734

Total income	953,121	37,315	990,436

Advisor asset management fee	-	42,875	42,875
Property operating expenses	210,542	-	210,542
Management fees	-	42,890	42,890
Depreciation	-	229,867	229,867

Total expenses	210,542	315,632	526,174

Net income (loss)	$742,579	(278,317)	464,262

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of Eckerds

  This pro forma adjustment reflects the purchase of the Eckerds property as if the Company had acquired the properties as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total

Rental income	$141,712	-	141,712
Additional rental income	-	-	-

Total income	141,712	-	141,712

Advisor asset management fee	-	7,003	7,003
Property operating expenses	-	-	-
Management fees	-	6,377	6,377
Depreciation	-	35,013	35,013

Total expenses	-	48,393	48,393

Net income (loss)	$141,712	(48,393)	93,319

  Acquisition of Citrus Hills

  Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$599,731	-	599,731
Additional rental income	136,821	30,825	167,646

Total income	736,552	30,825	767,377

Advisor asset management fee	-	30,465	30,465
Property operating expenses	146,683	-	146,683
Management fees	-	33,145	33,145
Depreciation	-	153,333	153,383

Total expenses	146,683	216,943	363,626

Net income (loss)	$589,869	(186,118)	403,751

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of Steeplechase

  Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$805,284	-	805,284
Additional rental income	166,622	38,925	205,547

Total income	971,906	38,925	1,010,831

Advisor asset management fee	-	42,285	42,285
Property operating expenses	187,792	-	187,792
Management fees	-	43,736	43,736
Depreciation	-	210,000	210,000

Total expenses	187,792	296,021	483,813

Net income (loss)	$784,114	(257,096)	527,018

  Acquisition of Aberdeen Square

  Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$622,794	-	622,794
Percentage rent	20,863	-	20,863
Additional rental income	269,466	39,446	308,912

Total income	913,123	39,446	952,569

Advisor asset management fee	-	33,375	33,375
Property operating expenses	282,033	-	282,033
Management fees	-	41,090	41,090
Depreciation	-	166,875	166,875

Total expenses	282,033	241,340	523,373

Net income (loss)	$631,090	(201,894)	429,196

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of Brandon Boulevard

  This pro forma adjustment reflects the purchase of the Eckerds property as if the Company had acquired the properties as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total

Rental income	$936,118	-	936,118
Additional rental income	219,305	49,394	268,699

Total income	1,155,423	49,394	1,204,817

Advisor asset management fee	-	47,370	47,370
Property operating expenses	231,675	-	231,675
Management fees	-	51,994	51,994
Depreciation	-	293,715	293,715

Total expenses	231,675	393,079	624,754

Net income (loss)	$923,748	(343,685)	580,263

  Acquisition of Anderson Central

  Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$1,454,560	-	1,454,560
Additional rental income	98,544	69,190	167,734

Total income	1,553,104	69,190	1,622,294
Advisor asset management fee	-	79,280	79,280
Property operating expenses	117,176	-	117,176
Management fees	-	69,900	69,900
Interest expense	838,750	-	838,750
Depreciation	-	560,464	560,464

Total expenses	955,926	709,644	1,665,570

Net income (loss)	$597,178	(640,454)	(43,276)

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of Abernathy Square

  Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$2,180,835	-	2,180,835
Additional rental income	449,022	110,059	559,081

Total income	2,629,857	110,059	2,739,916

Advisor asset management fee	-	120,660	120,660
Property operating expenses	482,337	-	482,337
Management fees	-	118,343	118,343
Depreciation	-	185,814	185,814

Total expenses	482,337	424,817	907,144

Net income (loss)	$2,147,520	(314,758)	1,832,762

  Acquisition of the Thomas Properties

  Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$13,512,538	-	13,512,538
Percentage rent	36,047	-	36,047
Additional rental income	2,006,213	568,800	2,575,013

Total income	15,554,798	568,800	16,123,598
Advisor asset management fee	-	994,005	994,005
Property operating expenses	2,468,700	-	2,468,700
Management fees	-	699,966	699,966
Interest expense	11,418,782	-	11,418,782
Depreciation	-	4,429,000	4,429,000

Total expenses	13,887,482	6,122,971	20,010,453

Net income (loss)	$1,667,316	(5,554,171)	(3,886,855)

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  The advisor asset management fee will be subordinated to the shareholders' receipt of a stated return. The advisor asset management fee has been calculated as .5% of the cost of acquisition of properties acquired subsequent to December 31, 2000. No additional advisor asset management fees were assessed for properties acquired at December 31, 2000 because the advisor has determined that no additional advisor asset management fees are due at December 31, 2000, based on the Company's projection of the amount to be subordinated.

  Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for buildings and fifteen years for improvements. The allocation of land, buildings and improvements was based upon values stated in the related appraisal.

  The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2000 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  The net income allocable to the minority interest is immaterial, and therefore, has been excluded.

  Management fees are calculated as 4.5% of gross revenues.

  The pro forma adjustments relating to interest expense were based on the following terms:
	Principal	Interest	Maturity
Property	Balance	Rate	Date

Pleasant Hill Square	17,120,000	LIBOR + 1.4%	06/05
Gateway market Center	10,425,000	7.94%	08/05
	5,212,000	LIBOR + 1.9%	08/02
Anderson Central	11,000,000	7.625%	08/03
Thomas Properties	35,033,000	Prime + .25%	06/02-07/02*
	100,248,000	LIBOR + 1.85%	06/02-07/02*
Eisenhower Crossing	16,3754700	6.09%	12/11
Aberdeen Square	3,670,000	6.25%	02/07
Skyview Plaza	10,875,000	LIBOR + 1.60%	11/06
Just for Feet	2,000,000	LIBOR + 1.75%	09/06
Chickasaw	4,400,000	6.26%	11/06

* loan may be extended for an additional six months.

Independent Auditors' Report

The Board of Directors

Inland Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Anderson Central ("the Property") for the year ended December 31, 2000. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post Effective Amendment No. 4 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Anderson Central for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

December 19, 2001

Anderson Central

Historical Summary of Gross Income and Direct Operating Expenses

Year ended December 31, 2000

Gross income:
Base rental income	$1,454,560
Operating expense and real estate tax recoveries	92,173
Other income	6,371

Total gross income	1,553,104

Direct operating expenses:
Operating expenses	21,212
Real estate taxes	81,193
Insurance	14,771
Interest expense	838,750

Total direct operating expenses	955,926

Excess of gross income over direct operating expenses	$597,178

See accompanying notes to historical summary of gross income and direct operating expense.

Anderson Central

Historical Summary of Gross Income and Direct Operating Expenses

Year ended December 31, 2000

  Business

  Anderson Central ("the Property") is located in Anderson County, South Carolina. The Property consists of 223,221 square feet of gross leasable area and was 100% leased and 99% occupied at December 31, 2000. The Property is leased to one tenant, which account for 82% of the base rental revenue. Inland Real Estate Acquisitions, on behalf of Inland Retail Real Estate Trust, Inc. (IRRETI), has signed a sale and purchase agreement for the purchase of the Property from an unaffiliated third party ("Seller").

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expense (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post Effective Amendment No. 4 of IRRETI and is not intended to be complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate and insurance costs. Certain of the leases provide for payment of contingent rentals based on a percentage applied to the amount by which the tenants' sales exceed predetermined levels. Certain leases contain renewal options at various periods at various rental rates.

  Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by approximately $3,064 for the year ended December 31, 2000.

  Anderson Central

  Historical Summary of Gross Income and Direct Operating Expenses

  Year ended December 31, 2000

  Minimum rents to be received from tenants under operating leases in effect at December 31, 2000 are as follows:

Year	Amount

2001	$1,501,817
2002	1,471,441
2003	1,378,195
2004	1,164,387
2005	1,084,508
2006	1,021,659
Thereafter	12,175,892

$19,797,899

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Costs such as mortgage interest, depreciation, amortization, management fees and professional fees are excluded from the Historical Summary.

IRRETI will assume the outstanding mortgage debt secured by the Property of $11,000,000 in connection with the acquisition. The assumed debt requires interest-only payments (7.625% at December 31, 2000) and matures on September 1, 2003.

Independent Auditors' Report

The Board of Directors

Inland Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Abernathy Square ("the Property") for the year ended December 31, 2000. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post Effective Amendment No. 4 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Property for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Orange County, California

December 21, 2001

Abernathy Square

Historical Summary of Gross Income and Direct Operating Expenses

Year ended December 31, 2000

Gross income:
Base rental income	$2,180,835
Operating expense and real estate tax recoveries	449,022

Total gross income	2,629,857

Direct operating expenses:
Operating expenses	311,848
Real estate taxes	163,310
Insurance	7,179

Total direct operating expenses	482,337

Excess of gross income over direct operating expenses	$2,147,520

See accompanying notes to historical summary of gross income and direct operating expense.

Abernathy Square

Historical Summary of Gross Income and Direct Operating Expenses

Year ended December 31, 2000

  Business

  Abernathy Square Shopping Center ("the Property") is located in Atlanta, Georgia. It consists of 131,649 square feet of leasable space and was 99% leased and 99% occupied at December 31, 2000. The Property is anchored by one tenant occupying approximately 32% of the Property's total leasable area. Inland Southeast Abernathy, L.L.C. on behalf of Inland Retail Real Estate Trust, Inc. ("IRRETI"), acquired the Property from an unaffiliated third party (Seller) on December 14, 2001.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expense ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post Effective Amendment No. 4 of IRRETI. and is not intended to be complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate and insurance costs. Certain of the leases provide for payment of contingent rentals based on a percentage applied to the amount by which the tenants' sales exceed predetermined levels. Certain leases contain renewal options at various periods at various rental rates.

  Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $38,690 for the year ended December 31, 2000.

  Abernathy Square

  Historical Summary of Gross Income and Direct Operating Expenses

  Year ended December 31, 2000

  Minimum rents to be received from tenants under operating leases in effect at December 31, 2000 are as follows:

Year	Amount

2001	$2,139,139
2002	1,945,754
2003	1,520,026
2004	998,237
2005	655,018
Thereafter	3,233,556

$10,491,730

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Costs such as mortgage interest, depreciation, amortization, management fees and professional fees are excluded from the Historical Summary.

The real estate taxes are based upon final tax bills for 2000.

Independent Auditors' Report

The Board of Directors
Inland Retail Real Estate Trust, Inc.

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of The Thomas Properties ("the Properties") for the year ended December 31, 2000. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post Effective Amendment No.4 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of The Thomas Properties for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the Historical Summary. The supplementary information included in Schedule 1 is presented for the purposes of additional analysis and is not a required part of the Historical Summary. Such information has been subjected to the auditing procedures applied in the audit of the Historical Summary and, in our opinion, is fairly stated in all material respects in relation to the Historical Summary take as a whole.

KPMG LLP

Chicago, Illinois

January 28, 2002

The Thomas Properties

Combined Historical Summary of gross Income and Direct Operating Expenses

December 31, 2000

Gross income:
Base rental income	$13,512,538
Percentage rent	36,047
Operating expense and real estate tax recoveries	2,000,461
Other income	5,752

Total gross income	15,554,798

Direct operating expenses:
Operating expenses	1,212,907
Real estate taxes	1,158,832
Insurance	96,961
Interest expense	11,418,782

Total direct operating expenses	13,887,482

Excess of gross income over direct operating expenses	$1,667,316

See accompanying notes to historical summary of gross income and direct operating expense.

The Thomas Properties

Combined Historical Summary of gross Income and Direct Operating Expenses

December 31, 2000

  Business

The Thomas Properties ("the Properties") consist of the following:

	Gross		Occupancy at
	leasable area		December 31, 2000
Name	(unaudited)	Location	(unaudited

Douglasville Pavilion	371,000	Douglasville, Georgia	90%

Fayetteville Pavilion	212,000	Fayetteville, North Carolina	100%

Venture Pointe I	236,000	Duluth, Georgia	83%

Southlake Pavilion (Phase III, IV & V) (a)	309,000	Morrow, Georgia	100%

Turkey Creek Pavilion' (Phase I and II) (b)	50,000	Knoxville, Tennessee	100%

Sarasota Pavilion	260,000	Sarasota, Florida	100%

Newnan Pavilion (c)	0	Newnan, Georgia	0

  A portion of Southlake - Phase IV and V was under construction during 2000 and as of December 31, 2000 and excluded in the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses.
  A portion of Turkey Creek - Phase I was under construction during 2000 and as of December 31, 2000 and excluded in the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses. There was one tenant occupying space beginning in November 2000. Turkey Creek - Phase II was under construction during 2000 and as of December 31, 2000 and excluded in the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses.
  Newnan Pavilion was under construction during 2000 and as of December 31, 2000 and excluded in the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses.

One tenant leases 7% of the base rental income of the Properties. Inland Retail Real Estate Trust, Inc. (IRRETI) has signed a sale and purchase agreement for the purchase of the Properties from Thomas Enterprises, an unaffiliated party.
  Basis of Presentation and Combination

  The Combined Historical Summary has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post Effective Amendment No.4 of Inland Retail Real Estate Trust, Inc. and is not intended to be a complete presentation of the Properties' revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  The Historical Summary represents the combination of the properties described in note 1 since the Properties are all owned by Thomas Enterprise and will be acquired by IRRETI..

  The Thomas Properties

  Combined Historical Summary of gross Income and Direct Operating Expenses

  December 31, 2000

  Gross Income

  The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate, and insurance costs. Certain of the leases provide for payment of contingent rentals based on a percentage applied to the amount by which the tenants' sales exceed predetermined levels. Certain leases contain renewal options at various periods at various rental rates.

  Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by approximately $640,199 for the year ended December 31, 2000.

  Minimum rents to be received from tenants under operating leases in effect at December 31, 2000, are as follows:

Year	Total

2001	$14,966,676
2002	16,471,997
2003	16,164,718
2004	15,925,290
2005	15,414,875
Thereafter	108,521,911

Total	$187,465,467

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

The Thomas Properties

Combined Historical Summary of gross Income and Direct Operating Expenses

December 31, 2000

Inland Retail Real Estate Trust, Inc. will assume the following mortgage debt secured by certain of the Properties in connection with the acquisition:

Name	Assumed Mortgage Debt Balance	Maturity Date	Interest Rate

Douglasville Pavilion	20,000,000	July 1, 2002	LIBOR + 1.85%

Fayetteville Pavilion	20,133,000	July 1, 2002	LIBOR + 1.85%

Venture Pointe I	13,333,000	June 26, 2002	Prime + .250%

Turkey Creek Pavilion	13,200,000	July 11, 2002	Prime + .250%

Sarasota Pavilion	28,875,000	August 1, 2002	LIBOR + 1.85%

Southlake Pavilion	39,740,000	July 1, 2002	LIBOR + 1.85%
	135,281,000

The Thomas Properties

Combined Historical Summary of gross Income and Direct Operating Expenses

For the year ended December 31, 2000

	Southlake	Fayetteville	Venture	Douglasville
	Pavilion	Pavilion	Pointe	Pavilion
Gross income:
Base rental income	$5,593,117	1,325,676	1,717,313	2,564,348
Percentage rent	-	-	35,257	-
Operating expense and real estate tax recoveries	567,513	184,649	243,055	423,995
Other income	-	588	-	-

Total gross income	6,160,630	1,510,913	1,995,625	2,988,343

Direct operating expenses:
Operating expenses	353,871	157,672	202,456	206,907
Real estate taxes	291,911	119,788	112,623	230,765
Insurance	35,529	11,277	17,268	16,690
Interest expense	4,386,303	1,656,897	1,258,359	1,645,952

Total direct operating expenses	5,065,614	1,945,634	1,590,706	2,100,314

Excess of gross income over direct operating expenses	$1,095,016	(434,721)	404,919	888,029
	Sarasota	Turkey Creek
	Pavilion	Pavilion	Combined
Gross income:
Base rental income	$2,254,271	57,813	13,512,538
Percentage rent	790	-	36,047
Operating expense and real estate tax recoveries	566,587	14,662	2,000,461
Other income	5,164	-	5,752

Total gross income	2,826,812	72,475	15,554,798

Direct operating expenses:
Operating expenses	279,832	12,169	1,212,907
Real estate taxes	401,734	2,011	1,158,832
Insurance	17,716	481	96,961
Interest expense	2,310,152	161,119	11,418,782

Total direct operating expenses	3,009,434	175,780	13,887,482

Excess of gross income over direct operating expenses	$(182,622)	(103,305)	1,667,316

See accompanying notes to historical summary of gross income and direct operating expense.